



NEOSTEM, INC. ("NBS")

Investor Presentation

March 2011

NeoStem®

YOUR CELLS • YOUR USE • YOUR LIFE

WWW.NEOSTEM.COM

Forward-Looking Statements

Included in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of NeoStem, Inc. and its subsidiaries (collectively, the "Company"), or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements, although some forward looking statements are expressed differently. Additionally, statements regarding our ability to successfully develop, integrate and grow the businesses at home and abroad, including with regard to the Company's research and development efforts in cellular therapy, its adult stem cell and umbilical cord blood collection, processing and storage business, contract manufacturing and process development of cellular based medicines, and the pharmaceuticals manufacturing operations conducted in China, the future of regenerative medicine and the role of stem cells in that future, the future use of stem cells as a treatment option and the role of VSEL™ Technology in that future and the potential revenue growth of such businesses, are forward-looking statements. Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control. Forward-looking statements may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct. Such factors include, without limitation, (i) our ability to manage the business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) our ability to integrate the Company's acquired businesses successfully and grow such acquired businesses as anticipated; (v) whether a large global market is established for our cellular-based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical developments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of the business; (ix) whether any of our current or future patent applications result in issued patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) factors regarding our business and initiatives in China and, generally, regarding doing business in China, including through our variable interest entity structure, including (a) costs related to funding these initiatives, (b) the successful application under Chinese law of the variable interest entity structure to the Company's business, which structure the Company is relying on to conduct its business in China, (c) the ability to integrate the Company and the business operations in China successfully and grow such integrated businesses as anticipated, and (d) the need for outside financing to meet capital requirements; and (xii) other risk factors disclosed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings."

All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.

About NeoStem

NeoStem is Positioned to be a leader in the Paradigm Shift to Cell-Based Therapeutics

About NeoStem

NeoStem is accelerating proprietary cellular therapies and becoming a single source for collection, storage, manufacturing, therapeutic development and transport of cells for cell-based medicine and regenerative science globally. As an international biopharmaceutical company, it has adult stem cell operations in the U.S., a network of adult stem cell therapeutic providers in China and a 51% ownership interest in a profitable Chinese generic pharmaceutical manufacturing company.

Progenitor Cell Therapy	51% ownership in Suzhou Eyre	NeoStem's China Affiliated Entities	Research and Development

Progenitor Cell Therapy: An Enabling Transaction

In January 2011, NeoStem completed the equity-based acquisition of Progenitor Cell Therapy (PCT) Which Added Manufacturing, Regulatory Expertise and a Therapeutics Pipeline

- PCT is a World Class Cell Based Manufacturing Operation that currently has a "who's who" list of the industry's top clients
- PCT's expertise and management team provide manufacturing, regulatory, and commercialization expertise for therapeutics development
- Proven track record of success and steady growth to allow it to be a cash neutral business and surpass break even



10 years of experience
Stem Cell Banking Centers
Cell Therapy Development
Progenitor
cGMP Manufacturing
Regulatory Compliance

PCT will enable NeoStem to reduce cost, enhance blood banking business, and accelerate stem cell therapeutic development

Patent & Patent Applications

NeoStem aggressively is seeking international patent protection for its own technologies. Additionally, NeoStem sponsors research activities at various academic institutions pursuant to which it is given the right to license exclusively certain inventions resulting from the research:

- 10 patents pending in the U.S., Europe and Asia covering compositions and methods for isolating and transplanting VSEL stem cells

- 8 patents pending in the U.S., Canada, Europe and Asia for methods of collecting, isolating and storing stem cells

- 13 patents pending in the U.S., Europe and Asia for methods and compositions relating to bone and cartilage repair using stem cells

- 1 issued U.S. patent and 1 pending patent in Taiwan for methods and compositions for restoration of age related tissue loss using stem cells

- 5 pending patents in the U.S., Europe and Asia relating to wound healing using stem cells

VSEL™ Technology Overview

VSEL™ Technology is NeoStem's proprietary adult stem cell technology with exclusive worldwide license from the University of Louisville

- Isolated from a patients own bone marrow, peripheral blood, or cord blood
- Demonstrates pluripotency and somatic imprinting
- Small volume of very small embryonic-like stem cells should provide adequate doses; expandable if necessary
- Easily obtained and stored using cryopreservation to preserve in advance and bank for future use
- VSEL stem cells maintain embryonic characteristics yet are classified as adult


VSEL™
2 µm
b
heart
d
neuron
f
pancreas

VSEL™ Technology Clinical Studies

VSEL mobilization is the body's natural reaction to acute injury

Mobilization of Bone Marrow-Derived Oct-4+ SSEA-4+Very Small Embryonic-Like Stem Cells in Patients

Acute Myocardial Infarction



VSEL [cells/μl]
0
2
4
6
8
CTRL
MI
*
*
**
CTRL
12 hrs
24 hrs
5 days

Source: W. Wojakowski, et al J. Am Coll. Cordiol. 2009; 53; 1-9

Acute Stroke



control PBMNC
24 h
3rd day
7th day
after stroke
☆ P<0.001 vs control
mRNA (fold difference)
0
2
4
6
8
10
Oct4
Nanog
PSC markers

Source: E. Paczkowska, et al. *Stroke 2009; 40;1237-1244*

NeoStem Wound Technology (Worldwide License)

Solid tissue focused treatment now being used in clinic



Double barreled syringe to spray adult stem cells



Back wound after surgery to Remove skin cancer



Spraying adult stem cells into the wound



Wound completely healed after 7 months



Baseline



During 3rd Application



Almost Healed at 3 months



Complete Closure after 6 months

- **NeoStem awarded $700,000 from the U.S. Army's Medical Research and Materiel Command to advance adult stem cell therapies in treating traumatic wounds**
- **Current Physician IND in place**

Goals of US Cell Therapy Business

- Grow revenues from process and assay development, manipulation, cryopreservation, storage, manufacturing and distribution
- Expand contract cGMP manufacturing for other cell therapy centers, academic institutions and companies using China facility in development
- Develop NeoStem's stem cell banking business to include cord blood and adult stem cell services of PCT at cGMP level to offer comprehensive family stem cell banking program
- Develop proprietary cell based products using VSEL™ Technology to which NeoStem holds the worldwide license
- Develop T-reg therapeutic
- Develop stem cell-based therapy for chronic wounds and osteoporosis fueled by Department of Defense Funding

Validating Partnerships

Industry

- Participation in Therapeutics with industry leaders

Governmental

- NeoStem to receive $700,000 from the U.S. Army's Medical Research and Materiel Command to advance adult stem cell therapies in treating traumatic wounds

Academic Collaborators

- Sponsored research agreement with University of California, Davis
- Sponsored research agreement with the Schepens Eye Research Institute, an affiliate of Harvard
- Sponsored research agreement with University of Louisville
- Sponsored research agreement/SBIR grant with University of Michigan
- Sponsored research agreement with Roger Williams Medical Center

Religious Leaders

- 5 year exclusive agreement between Vatican's Pontifical Council for Culture and NeoStem
- Vatican's Pontifical Council for Culture undertaken to commit $1 million to joint initiatives

Licensed and Are Developing Proprietary Delivery Technology in China

Goal: Developing cellular therapy platform in China to generate revenues today and serve as a vehicle for expansion in the future

Proprietary Technology Indication	Cells Used Currently	Potential Future Advancements
Orthopedics	MSCs	VSELs™ Technology
Wound	MSCs	VSELs™ Technology
Cosmetic/Skin Rejuvenation	MSCs	VSELs™ Technology

Fracture of Tibia

Before



After



Cartilage Repair

Before



After


Cartilage

Progressive Stem Cell Environment in China

- Favorable clinical and regulatory environment
  - Greater receptivity toward advanced therapeutics such as stem cell therapy
  - Actively seeking innovative technologies and therapies from the U.S.
- Large and rapidly growing Chinese health care market going through health care reform
  - 1.3 billion people with growing health care needs
  - $124 billion investment in healthcare reform by the Chinese government
  - Growing medical tourism trend
- More favorable pathway for commercializing stem cell based therapies than other geographic markets
- Utilize CROs to cross reference data in the U.S. and China, benefitting from the opportunity to collect data outside of the U.S. to use towards FDA approval

Suzhou Erye – Profitable & Growing

Acquired 51% of Chinese generic therapeutics company, Suzhou Erye(1) Location Suzhou China

Suzhou Erye

- **Vertically-integrated manufacturer of generic antibiotic products and APIs with extensive distribution throughout China**
  - 8 cGMP-certified production lines
  - Extensive distribution network throughout PRC
  - No significant customer concentration
- **70% of current drug portfolio covered by the National Insurance Drug List; number of products covered expected to increase**
- **Revenue nearly doubled from 2007 to 2009; new facility expected to double capacity**
  - Future profitability to fund expansion of stem cell activities

p



~91% Growth Rate in Revenue
Revenues ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$0
$32
$50
$61
2007
2008
2009

Market Opportunity

- **China announced $124 billion budget to improve health care system over three years (2009-2011)**
  - Provide universal medical service to China's 1.3 billion population
  - China to become third largest pharmaceutical market (behind U.S. and Japan)
- **Pharmaceutical market forecasted to reach $78 billion by 2013**
  - Construction of 30,000 new hospitals, clinics and healthcare centers
  - New Rural & Urban Cooperative Medical Insurance System – at least 90% of population will be covered by 2011
- **Chinese Antibiotics market was approximately $8 billion in 2007; $12 billion in 2009**
  - Strong growth expected to continue
  - Many antibiotics will be covered as "essential medicines" under the new healthcare insurance system giving end users 100% payment coverage
  - Pipeline Drugs: 2 approved (Omeprazole, Cloxacillin Sodium), 5 pending approvals Adefovir, Clindamycin Phosphate, Faropenem Sodium, Faroperem, Tiopronin)

(1) Acquisition of Suzhou Erye occurred in October, 2009.

Goals of Suzhou Erye

- Complete relocation to allow doubling of manufacturing capacity; increase revenues by eliminating inefficiencies associated with transitioning to new facility
- Commercialize pipeline drugs
- Continue to develop distribution channels domestically as well as the export of API's business
- Continue to add drugs to Erye pipeline both in the antibiotic space as well as in alternate areas where there is high demand for therapies

NeoStem's China Affiliated Entities

1.) Network of Hospitals delivering NeoStem's Asia licensed Adult Stem Cell technology for Orthopedics using MSCs


3
2
1

1.) Wendeng Hospital – Launched June 2010
2.) Shijianzhuag – Third Hospital signed December 2010
3.) A third hospital in Tianjin expected to sign early in 2011

2.) Building in Beijing – Laboratory Facility for processing, banking, and manufacturing comparable to U.S.


Conference room
The Facility
Clean Room
Office
Main R&D lab
Clean Room

> Construction completed December 2010
>Anticipated Operations 2011

3.) Through NeoStem, Inc. collaboration with Enhance Biomedical Holdings adult stem cell collection, processing, and storage business as well as cosmetic and anti-aging business initiated in Taiwan



China Market Strategy

- Leverage Suzhou Erye platform to capture Chinese market - established operational presence in China with $70 million in projected annualized 2010 revenue for its therapeutics business
- Accelerate growth of Suzhou Erye
  - -Doubling manufacturing capacity
  - -Addition of new drugs to portfolio
- Build cell banking and manufacturing components to drive near-term revenue growth
- Collaborate with leading medical centers in the U.S. and class-A hospitals in China to advance VSEL™ Technology therapies
- Facilitate knowledge transfer between U.S. and China lab operations and accelerate U.S. stem cell therapy cost effectively
- Utilize protected IP and proprietary technology to maximize market penetration

Summary of NeoStem Business Strategy

Integrated Components Create the Foundations for Therapeutics

- **PCT is an Industry Leader in Cell Based Manufacturing**
  - Pioneered the Manufacturing of Dendreon's Provenge
  - Working with other Industry Leaders
  - Currently break even business poised to leverage volume
- **Key Partnerships in Positions to Drive Therapeutics Development**
  - AmorCyte – Phase II Ready AMI Asset
  - VSEL Platform: Leveraging Regenerative Power of Adult Stem Cell Therapeutics
  - Plus Revenue Generation from cellular therapy for academic and corporate client services
  - Additional Partnerships in Development
- **Unique Business Model that Generates Revenues**
  - Cord and Adult Cell Banking cGMP Quality creates recurring revenues from annual storage fees
  - PCT Manufacturing with recent capacity expansion creates potential for free cash flow
  - 51% ownership in Suzhou Erye creates significant free cash flow to fund therapeutics development and represents a significant asset for NeoStem.
  - China Stem Cell Regenerative Marketplace is growing rapidly and NeoStem is currently penetrating that marketplace

Cell Manufacturing[1]





Banking



Adult Stem Cell Therapies


VSEL
TM
heart

Key Investment Highlights

- **NeoStem is Diversified with Multiple Platforms Positioned to Capture the Paradigm Shift to Cell based Medicine**
  - **Differentiated Cell Therapeutics Platform Company** – Core Expertise in a wide range of cell based therapeutics from dendritic Vaccines to Autlogous Stem Cell therapies
  - **Financial Leverage in PCT CMO Operations**: Revenues associated with manufacturing, regulatory consulting and commercialization of therapeutics, stem cell collections and storage with high margin annuity revenue
  - **China Operational Presence** – Stem Cell Therapeutics Development & Commercialization is underway!
  - **Validating Partnerships** – Industry, Academic, Governmental & Theological Institutions
  - **Funded by a 51% stake in a generic pharmaceuticals** operation in China with $70 million in annualized 2010 revenues



Key Executives

NeoStem Management Team

Robin Smith, MD MBA *CEO & Chairman of the Board*	• MD – Yale; MBA – Wharton • Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management) • Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation
Jian Zhang *General Manager, Suzhou Erye Pharmaceuticals Co., Ltd*	• Joined Erye in 2003; extensive experience in the Chinese pharmaceutical industry • Degree in Finance and Accounting from Central Television University • Certified Public Accountant in China
Ian Zhang, PhD MBA *President and Managing Director NeoStem (China), Inc*	• PhD in Biotechnology – MBA – University of Chicago • Management and scientific positions in healthcare and biotech industries for past 20 years • Formerly with Life Technology Corporation; Dynal Biotech (Beijing) Ltd (subsidiary of Invitrogen)
Larry May *Chief Financial Officer*	• BS Business Administration – University of Missouri • Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl • Extensive experience building accounting, finance and IT operations
Catherine Vaczy, Esq *VP and General Counsel*	• BA – Boston College; JD – St. John's University • Formerly VP of Legal and Associate General Counsel for Imclone Systems Inc. • Formerly Corporate Counsel at Ross & Hardies, New York Office, Life Science Practice • Member of the Board of Stem for Life Foundation
Alan Harris, *MD PhD FACP FRCP* *VP, Regenerative Medicine, Drug Development and Regulatory Affairs*	• MD – University of Strasbourg (France); PhD – Erasmus University (Netherlands) • Currently Adjunct Prof of Pharmacology NYU Medical School; Formerly Assoc Prof of Medicine UCLA School of Medicine, Dir of Clinical Pharmacology Cedars-Sinai Medical Center • Formerly with NPS Pharmaceuticals; Pfizer; Schering-Plough; Novartis
Andrew Pecora, MD, FACP CMO of PCT	• MD – University of Medicine and Dentistry of New Jersey • Chairman and Director of the cancer center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center
Robert Preti, PhD President of PCT	• PhD and MS in Cellular Biology / Hematology - New York University • One of the country's leading authorities on cell engineering and the principle investigator for a number of clinical trials relating to stem cell transplantation • 10 years experience as Director of Hematopoietic Stem Cell Processing & Research Laboratory
George S. Goldberger, MBA VP of Business Development of PCT	• BS Systems Engineering – Polytechnic Institute of NYU; MBA – Wharton • Formerly CEO of Goldberger & Associates Inc.

Board of Directors

NeoStem Board Members	
Robin Smith, MD, MBA *CEO & Chairman of the Board*	• MD – Yale; MBA – Wharton • Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management) • Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation
Eric Wei *Managing Partner, RimAsia Capital Partners*	• BS Mathematics & Economics – Amherst College; MBA – Wharton • Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity PartnersCrimson Asia Capital Partners
Mingsheng Shi *Chairman of the Board of Suzhou Erye Pharmaceutical*	• BSc Economics & Management – Party School of the Communist Party of China • Professional title of Senior Economist • Extensive experience in pharmaceutical industry in China
Steven Myers *(Independent)*	• BS Mathematics – Stanford University • Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs
Drew Bernstein, CPA *(Independent)*	• BS – University of Maryland Business School • Licensed in State of New York; member AICPA, NYSSCPA and NSA • Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor
Richard Berman *(Independent)*	• Over 35 years of venture capital, management, M&A experience • Experience – Current Board of Directors of Apricus Biosciences, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers
Edward Geehr, MD *(Independent)*	• BS – Yale University; MD – Duke University • Experience – Abraxis Bio-Science; Allez Spine; IPC-The Hospitalist Company
Andrew Pecora(1), MD, FACP	• MD — University of Medicine and Dentistry of New Jersey • Chairman and Director of the cancer center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center

(1) Q2 2011

Capitalization Table

NeoStem Capitalization Table

Capitalization (Common Share Equivalent in 000s)	Shares Outstanding	% Outstanding
Common Stock	75,496	63.0%
Total Preferred Shares (common share equivalents)	5,300[(1)]	4.4%
Total Warrants (average exercise price $2.90)	25,004	20.9%
Total Options (average exercise price $1.87)	13,988	11.7%
Fully-diluted Shares Outstanding	119,788	100.0%

Equity Data (as of 2/23/2011)
(1) Includes Series B convertible redeemable preferred stock, 10,000 shares.

Key Financial Metrics(1)

Historical Income Statement ($ 000's)	9 Months Ending 9/30/10
Revenue	
Pharmaceuticals**	$ 51,500
Stem cell and others	216
Total revenues	$ 51,716
Gross profit	16,701
R&D expenses	5,113
Net Loss	$(17,279)

Statement of Cash Flows ($ 000's)	9 Months Ending 9/30/10
Net cash used in operations	$ (3,176)
Acquisition of PP&E	$(12,511)

Balance Sheet ($ 000's)	As of 9/30/10
Cash & equivalents	$ 4,067
Current assets	$ 28,258
Total assets	$116,971
Current liabilities	$ 20,570
Total liabilities	$ 33,258
Total equity	$ 83,713

*The Company Closed a Financing of over $19 Million on November 19, 2010

** 51% Stake in Suzhou Erye with historic earnings over $5-10 million annually

(1) *This table should be read in conjunction with the Company's full financial statements for these periods which may be found at www.sec.gov under "Search for Company Filings."*

NeoStem's Unique Business Model

Leverage, Leverage, Leverage to Create Short-term and Long-term value drivers

- Cell Based Manufacturing Platform; manufacturing, consulting, banking, regulatory
- Strategic Partnerships with Clients
- China Growth Strategy
- Use profitable pharmaceutical business to offset costs associated with Development of Stem Cell therapies
- Global Development Strategy
- Blends regulatory environments to generate revenues from stem cell therapies in China while developing cellular therapy business in the United States and abroad

Contact Information

NeoStem, Inc.

Robin Smith, MD, MBA
Chairman & CEO
Phone: (212) 584-4174
Email: rsmith@neostem.com
http://www.neostem.com